UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 27, 2025

DAILY JOURNAL CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

South Carolina
(State or Other Jurisdiction of Incorporation)

0-14665	95-4133299
(Commission File Number)	(IRS Employer Identification No.)

915 E. First Street Los Angeles, CA	90012
(Address of Principal Executive Offices)	(Zip Code)

(213) 229-5300
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre -commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre -commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	DJCO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Retirement of Chief Financial Officer

On October 27, 2025, Daily Journal Corporation (the “Company”) announced that Ms. Tu To, Chief Financial Officer, will retire as an executive officer of the Company effective January 15, 2026 (the “Retirement Date”). Ms. To will conclude her forty-two-year career with the Company, having served thirty-one years as Controller and nearly four years as Chief Financial Officer. It is anticipated she will step down from her position as the Company’s principal financial officer either on December 31, 2025 or on the Retirement Date.

Recognizing her long-time service, the Company and Ms. To entered into a Separation Agreement and Release on October 27, 2025 (the “Agreement”). Under the Agreement, Ms. To will continue to serve as Chief Financial Officer through a transition that will occur by the Retirement Date. Pursuant to the Agreement, Ms. To will receive (i) a lump-sum payment of $175,000, representing a retroactive pay adjustment recognizing her increased responsibilities as Chief Financial Officer; (ii) a cash bonus of $40,000 for fiscal year 2025; (iii) eligibility for contingent milestone bonuses of up to $75,000 in aggregate primarily associated with the Company’s financial system conversion; and (iv) continued Company-paid medical and dental plan insurance premiums through April 30, 2027. In addition, Ms. To’s outstanding Consolidated Unit Certificates will remain outstanding and continue to operate as if she were 65 years of age on the Retirement Date, subject to their existing terms.

Under the Agreement, Ms. To has agreed to provide a general release and waiver of claims in favor of the Company and reaffirmed her confidentiality and non-disparagement obligations.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAILY JOURNAL CORPORATION

Dated: October 29, 2025	By: /s/ Steven Myhill-Jones
Steven Myhill-Jones Chairman of the Board and Chief Executive Officer